[SHIP LOGO VANGUARD /(R)/]
VANGUARD(R) INTERNATIONAL EXPLORER FUND

SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 17, 2006


PROSPECTUS TEXT CHANGE
The third paragraph in the INVESTMENT ADVISOR section is restated as follows:

     Schroders' advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average daily net assets for each quarter. In addition, the firm's advisory fee may be increased or decreased, based on the cumulative total return of the Fund over a trailing 36-month period as compared with that of the S&P/Citigroup EM EPAC Index over the same period. Schroders pays 25% of its advisory fee to Schroder Limited for providing sub-advisory services.








(C)2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.               PSB126 080006

                                                      [SHIP LOGO VANGUARD /(R)/]




VANGUARD/(R)/ WHITEHALL FUNDS

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 7, 2006


Statement of Additional Information Text Changes

The third paragraph under the heading "Vanguard Selected Value Fund" in the INVESTMENT ADVISORY SERVICES section is restated as follows:


     The Fund pays each advisor a basic advisory fee at the end of each of the Fund's fiscal quarters, calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the advisor's Portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the assets managed by the advisor relative to the investment performance of the Russell Midcap Value Index (for Barrow, Hanley) and the MSCI Investable Market 2500 Index (for Donald Smith & Co.) (for each: the Index). The investment performance will be based on the cumulative return of the Portfolio over a trailing 36-month period (60-month period for Donald Smith & Co.) ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.

The third paragraph under the heading "Vanguard International Explorer Fund" in the INVESTMENT ADVISORY SERVICES section is restated as follows:

     Under this agreement, the Fund pays Schroders, at the end of each of the Fund's fiscal quarters, a basic fee calculated by applying a quarterly rate, based on certain annual percentage rates, to the Fund's average daily net assets for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Fund relative to the investment performance of the S&P/Citigroup Extended Market EPAC Index (the Index). The investment performance of the Fund will be based on its cumulative return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.

The third paragraph under the heading "Vanguard Mid-Cap Growth Fund" in the INVESTMENT ADVISORY SERVICES section is restated as follows:


     The Fund pays each advisor a basic advisory fee at the end of each of the Fund's fiscal quarters, calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the advisor's Portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Portfolio relative to the investment performance of the Russell Midcap Growth Index (the Index). The investment performance will be based on the cumulative return of the Portfolio over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.







(C)2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                          082006

                     (This page intentionally left blank.)